UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2012
Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Unicorn Park Drive Woburn, Massachusetts 01801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

            On July 27, 2012, Monotype Imaging Holdings Inc. (the “Company”) announced its financial results for the quarter and six months ended June 30, 2012. A copy of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2012, the Company’s Board of Directors (the “Board”) announced that Mr. Timothy B. Yeaton was appointed to serve on the Board, effective immediately, as an independent director until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Mr. Yeaton will be compensated for his service as a director in accordance with the Company’s director compensation policy which is described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 9, 2012.

There are no arrangements or understandings between Mr. Yeaton and any other persons pursuant to which he was appointed as a member of the Board.  There are no family relationships between Mr. Yeaton and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer.  There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Yeaton and the Company.

A copy of the press release issued in connection with the announcement of the appointment of Mr. Yeaton as a member of the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

On July 27, 2012, the Company announced that the Board has approved the initiation of a regular quarterly cash dividend in the amount of $0.04 per share of common stock of the Company (the “Dividend”), which will be first paid on October 19, 2012 to shareholders of record on October 1, 2012, with future payments and record dates subject to Board approval. A copy of the press release issued in connection with the announcement of the Dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Except for information set forth in Item 5.02, the information on this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

          (d)       Exhibits

The following exhibits relating to Items 2.02, 5.02 and 8.01 shall be deemed to be furnished, and not filed:

 99.1    Press Release issued by Monotype Imaging Holdings Inc. on July 25, 2012.

 99.2    Press Release issued by Monotype Imaging Holdings Inc. on July 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

July 27, 2012	By:	/s/ Scott E. Landers
Scott E. Landers
Senior Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Monotype Imaging Holdings Inc. on July 25, 2012.
99.2	Press Release issued by Monotype Imaging Holdings Inc. on July 27, 2012.